EXHIBIT 10.6

                                PLEDGE AGREEMENT

      PLEDGE AGREEMENT, dated as of March 31, 2008 (this "AGREEMENT"), made by each entity listed as a pledgor on the signature pages hereto (each a "PLEDGOR" and collectively, the "PLEDGORS"), in favor of CASTLERIGG MASTER INVESTMENTS LTD., a company organized under the laws of the British Virgin Islands, in its capacity as collateral agent (in such capacity, the "COLLATERAL AGENT") for the "Buyers" (as defined below) party to the Securities Purchase Agreements referred to below.

                              W I T N E S S E T H:

      WHEREAS, Raptor Networks Technology, Inc., a Colorado corporation (the "COMPANY") and each party listed as a "Buyer" on the Schedule of Buyers attached to the 2007 Securities Purchase Agreement referred to below (collectively, the "2007 BUYERS") are parties to a Securities Purchase Agreement, dated as of July 31, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "2007 SECURITIES PURCHASE AGREEMENT") pursuant to which the Company has sold, and the 2007 Buyers have purchased, the notes issued pursuant thereto (as such notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "2007 NOTES");

      WHEREAS, the Company and each party listed as a "Buyer" on the Schedule of Buyers attached to the 2008 Securities Purchase Agreement referred to below (collectively, the "2008 BUYERS" and together with the 2007 Buyers, each a "BUYER" and collectively, the "BUYERS") are parties to the 2008 Securities Purchase Agreement, dated as of March 31, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the "2008 SECURITIES PURCHASE AGREEMENT" and together with the 2007 Securities Purchase Agreement, each a "PURCHASE AGREEMENT", and collectively the "PURCHASE AGREEMENTS"), pursuant to which the Company has sold, and the 2008 Buyers have purchased, the notes issued pursuant thereto (as such notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "2008 NOTES" and together with the 2007 Notes, each a "NOTE" and collectively, the "NOTES");

      WHEREAS, it being the intention of the parties hereto that (a) the amount of the 2007 Notes outstanding under the 2007 Securities Purchase Agreement as of the date hereof shall continue and remain in effect pursuant to the terms of the 2007 Securities Purchase Agreement and the other "Transaction Documents" (as defined in the 2007 Securities Purchase Agreement) and (b) the Notes will rank senior to all outstanding and future indebtedness of the Company;

      WHEREAS, it is a condition (a) subsequent to the 2007 Buyers purchasing the 2007 Notes and (b) precedent to the 2008 Buyers purchasing the 2008 Notes that the Pledgors shall have executed and delivered to the Collateral Agent for the benefit of itself and the Buyers this Agreement to secure all of the Company's obligations under the Purchase Agreements, the Notes and the other "Transaction Documents" (as defined in the Purchase Agreements, the "TRANSACTION DOCUMENTS"), on such terms and conditions as are set forth herein;

      WHEREAS, each of the Pledgors (other than the Company) (i) shall have executed a Guaranty, dated as of the date hereof, in favor of the Collateral Agent (the "GUARANTY"), guaranteeing all present and future obligations of the Company under the Purchase Agreements, the Notes and the other Transaction Documents, on such terms and conditions as are set forth therein and (ii) shall have executed, together with the Company, Security Agreement granting the Collateral Agent a first priority perfected lien in certain of their personal property (the "SECURITY AGREEMENT") on such terms and conditions as are set forth therein;

      WHEREAS, the Pledgors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by each Pledgor often being provided through financing obtained by the other Pledgors and the ability to obtain such financing being dependent on the successful operations of all of the Pledgors as a whole; and

      WHEREAS, each Pledgor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of, such Pledgor.

      NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Purchase Agreements, each Pledgor agrees with the Collateral Agent as follows:

      SECTION 1. Definitions and Rules of Interpretation.

            (a) Definitions. Reference is made to the Purchase Agreements and the Notes for a statement of terms thereof. All capitalized terms used in this Agreement which are defined in the Purchase Agreements or the Notes or in
Article 8 or Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the "CODE"), and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided, that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute.

            (b) Rules of Interpretation. Except as otherwise expressly provided in this Agreement, the following rules of interpretation apply to this
Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" and "any" are not exclusive and "include" and "including" are not limiting; (iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (v) a reference to a person includes its permitted successors and assigns; and (vi) a reference in this Agreement to an Article, Section, Annex, Exhibit or Schedule is to the Article, Section, Annex, Exhibit or Schedule of this Agreement.

      SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), each of the Pledgors hereby pledges and assigns and grants to the Collateral Agent a continuing security interest in, and Lien on, all of such Pledgor's right, title and interest in and to the following (collectively, the "COLLATERAL"):

            (a) all present, as set forth in Schedule I, and all future, issued and outstanding shares of capital stock, or other equity or investment securities of, or partnership, membership, or joint venture interests in, each Subsidiary (as defined in the Purchase Agreements), whether now owned or hereafter acquired by such Pledgor and whether or not evidenced or represented by any stock certificate, certificated security or other instrument, together with the certificates representing such equity interests, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and any other property (including, but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing and all cash and noncash proceeds thereof (collectively, the "PLEDGED SHARES");

            (b) all present and future increases, profits, combinations, reclassifications, and substitutes and replacements for all or part of the foregoing Collateral heretofore described;

            (c) all investment property, financial assets, securities, capital stock, other equity interests, stock options and commodity contracts of such Pledgor, all notes, debentures, bonds, promissory notes or other evidences of indebtedness payable or owing to such Pledgor, and all other assets now or hereafter received or receivable with respect to the foregoing;

            (d) all securities entitlements of such Pledgor in any and all of the foregoing; and

            (e) all proceeds (including proceeds of proceeds) of any and all of the foregoing;

in each case, whether now owned or hereafter acquired by such Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, Lien, claim or otherwise).

Notwithstanding anything herein to the contrary, the term "Collateral" shall not include in the case of a Subsidiary of such Pledgor organized under the laws of a jurisdiction other than the United States, any of the states thereof or the District of Columbia (a "FOREIGN SUBSIDIARY"), more than 65% (or such greater percentage that, due to a change in applicable law after the date hereof, (i) would not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent and (ii) would not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding shares of Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) (it being understood and agreed that the Collateral shall include 100% of the issued and outstanding shares of Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) or other equity interest of such Foreign Subsidiary). "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person. "Person" means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority. "Governmental Authority" means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. "Lien" means any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any Collateral (including accounts and contract rights).

The Pledgors agree that the pledge of the shares of Capital Stock acquired by a Pledgor of any and all Persons now or hereafter existing who is a Foreign Subsidiary may be supplemented by one or more separate pledge agreements, deeds of pledge, share charges, or other similar agreements or instruments, executed and delivered by the relevant Pledgors in favor of the Collateral Agent, which pledge agreements will provide for the pledge of such shares of Capital Stock in accordance with the laws of the applicable foreign jurisdiction. With respect to such shares of Capital Stock, the Collateral Agent may, at any time and from time to time, in its sole discretion, take actions in such foreign jurisdictions that will result in the perfection of the Lien created in such shares of Capital Stock.

      SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "OBLIGATIONS"):

            (a) (i) until the Satisfaction in Full of the Obligations (as defined below), the payment by the Company, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise in accordance with the terms of the Notes), of all amounts from time to time owing by it in respect of the Purchase Agreements, the Notes and the other Transaction Documents, and (ii) the payment by each of the Guarantors (as defined in the Guaranty), as and when due and payable of all "Guaranteed Obligations" under (and as defined in) the Guaranty, including, without limitation, (A) all principal of and interest on the Notes (including, without limitation, all interest that accrues after the commencement of any bankruptcy proceeding of the Pledgors, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such bankruptcy proceeding), and (B) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents; and

            (b) until the Satisfaction in Full of the Obligations, the due performance and observance by each Pledgor of all of its other obligations from time to time existing in respect of any of the Transaction Documents.

      As used herein, "Satisfaction in Full of the Obligations" means the satisfaction in full of all indebtedness and other obligations owed by the Company to the Buyers under the Notes and the other Transaction Documents (including, without limitation, all principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Grantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), and fees, but excluding obligations under the Transaction Documents (other than the Notes) that may arise after the payment or satisfaction in full of the Notes) by means of cash payment, conversion into equity securities of the Company, waiver of obligations by the Buyers, proceeds from Collateral (as defined in the Security Agreement) paid to or retained by Buyers in accordance with the Transaction Documents, and/or such other satisfaction as may be contemplated by the Notes or the other Transaction Documents or as otherwise agreed to by the Buyers, or any combination of the foregoing, in each case in accordance with the Notes or the applicable Transaction Documents.

      SECTION 4. Delivery of the Collateral.

            (a) All certificates currently representing the Pledged Shares shall be delivered to the Collateral Agent on or prior to the execution and delivery of this Agreement. All other promissory notes, certificates and instruments constituting Collateral from time to time or required to be pledged to the Collateral Agent pursuant to the terms of this Agreement (the "ADDITIONAL COLLATERAL") shall be delivered to the Collateral Agent promptly upon receipt thereof by or on behalf of any of the Pledgors. All such promissory notes, certificates and instruments shall be held by the Collateral Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent. If any Collateral consists of uncertificated securities, unless the immediately following sentence is applicable thereto, the Pledgors shall cause the Collateral Agent (or its designated custodian, nominee or other designee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by the Collateral Agent (or its designated custodian, nominee or other designee) with respect to such securities without further consent by the Pledgors. If any Collateral consists of securities entitlements, the Pledgors shall transfer such securities entitlements to the Collateral Agent (or its designated custodian, nominee or other designee) or cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Collateral Agent (or its designated custodian, nominee or other designee) without further consent by the Pledgors.

            (b) Promptly upon the receipt by any Pledgor of any Additional Collateral, a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Annex I hereto (a "PLEDGE AMENDMENT"), shall be delivered to the Collateral Agent, in respect of the Additional Collateral which is or are to be pledged pursuant to this Agreement, which Pledge Amendment shall from and after delivery thereof constitute part of Schedule I hereto. Each Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or instruments listed on any Pledge Amendment shall for all purposes hereunder constitute Collateral and such Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 with respect to such Additional Collateral as of the date of the Pledge Amendment.

            (c) If any Pledgor shall receive, by virtue of such Pledgor's being or having been an owner of any Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by such Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends, distributions, cash, instruments, investment property and other property in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, such Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Collateral Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Collateral Agent in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Collateral and as further collateral security for the Obligations.

      SECTION 5. Representations and Warranties. Each Pledgor jointly and severally represents and warrants as of the date of this Agreement as follows:

            (a) Each Pledgor (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, and (ii) has all corporate, limited liability company or limited partnership power and authority to execute, deliver and perform this Agreement.

            (b) The execution, delivery and performance by each Pledgor of this Agreement (i) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (ii) do not and will not contravene its charter or bylaws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or affecting it or any of its properties, and (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its properties other than pursuant to this Agreement.

            (c) The issuers of the Pledged Shares set forth in Schedule I hereto are the Pledgors' only Subsidiaries existing on the date hereof. The Pledged Shares have been duly authorized and validly issued, are fully paid and nonassessable and the holders thereof are not entitled to any preemptive first refusal or other similar rights. Except as noted in Schedule I hereto, the Pledged Shares constitute 100% of the issued shares of capital stock, partnership interests or membership or other equity interests, as applicable, of the Subsidiaries. All other shares of stock constituting Collateral will be, when issued, duly authorized and validly issued, fully paid and nonassessable.

            (d) The Pledgors are and will be at all times the legal and beneficial owners of the Collateral free and clear of any Lien, other than Liens created by this Agreement or the other Transaction Documents.

            (e) The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or affecting any Pledgor or any of the properties of any Pledgor and will not result in or require the creation of any Lien upon or with respect to any of the properties of any Pledgor other than pursuant to this Agreement and the other Transaction Documents.

            (f) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained by any Pledgor for (i) the due execution, delivery and performance by any Pledgor of this Agreement, (ii) the grant by any Pledgor, or the perfection of the security interest and Lien purported to be created hereby in the Collateral or (iii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except as may be required in connection with any sale of any Collateral by laws affecting the offering and sale of securities generally.

            (g) This Agreement creates a valid security interest and Lien in favor of the Collateral Agent in the Collateral, as security for the Obligations. The Collateral Agent's having possession of the promissory notes evidencing the Collateral, the certificates representing the Pledged Shares and all other certificates, instruments and cash constituting Collateral from time to time results in the perfection of the security interest in such Collateral. Such security interest and Lien is, or in the case of Collateral in which any of the Pledgors obtains rights after the date hereof, will be, a perfected first priority Lien. All action necessary to perfect and protect such security interest and Lien has been duly taken, except for the Collateral Agent's having possession of certificates, instruments, securities entitlements and cash constituting Collateral after the date hereof.

      SECTION 6. Covenants as to the Collateral. Until Satisfaction in Full of the Obligations, each Pledgor will, unless the Collateral Agent shall otherwise consent in writing:

            (a) keep adequate records concerning the Collateral owned or purported to be owned by it and permit the Collateral Agent, or any designees or representatives thereof, at time and from time to time during reasonable hours after prior written notice to examine and make copies of and abstracts from such records in accordance with Section 5(l) of the Security Agreement;

            (b) at the Pledgors' joint and several expense, promptly deliver to the Collateral Agent a copy of each material notice or other material communication received by any Pledgor in respect of the Collateral;

            (c) at the Pledgors' joint and several expense, defend the Collateral Agent's right, title and security interest in and to the Collateral against the claims of any Person;

            (d) at the Pledgors' joint and several expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Collateral Agent may reasonably request in order to (i) perfect and protect, or maintain the perfection of, the security interest and Lien purported to be created hereby, (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Collateral Agent irrevocable proxies in respect of the Collateral for exercise pursuant to Section 7 hereof;

            (e) except as expressly permitted by this Agreement or the other Transaction Documents, not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Collateral or any interest therein except in the ordinary course of business;

            (f) except as expressly permitted by this Agreement or the other Transaction Documents, not create or suffer to exist any Lien, upon or with respect to any Collateral;

            (g) except as expressly permitted by this Agreement or the other Transaction Documents, not make or consent to any amendment or other modification or waiver with respect to any Collateral or enter into any agreement or permit to exist any restriction with respect to any Collateral;

            (h) except as expressly permitted by this Agreement or the other Transaction Documents, not permit the issuance of (i) any additional shares of any class of capital stock, partnership interests, member interests or other equity of any Subsidiary, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock of any Subsidiary or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock of any Subsidiary;

            (i) except as expressly permitted by this Agreement or the other Transaction Documents, not issue any stock certificate, certificated security or other instrument to evidence or represent any shares of capital stock, any partnership interest or membership interest of any Subsidiary described in
Schedule I hereto; and

            (j) except as expressly permitted by this Agreement or the other Transaction Documents, not take or fail to take any action which would in any manner impair the validity or enforceability of the Collateral Agent's security interest in and Lien on any Collateral.

      SECTION 7. Voting Rights, Dividends, Etc. in Respect of the Collateral.

            (a) So long as no Event of Default (as defined in the Notes) (an "EVENT OF DEFAULT") shall have occurred and be continuing:

                  (i) each Pledgor may exercise any and all voting and other consensual rights pertaining to any Collateral for any purpose not inconsistent with the terms of this Agreement, the Purchase Agreements or the other Transaction Documents; provided, however, that (A) no Pledgor will exercise or refrain from exercising any such right, as the case may be, if the Collateral Agent gives it notice that, in the Collateral Agent's judgment, such action (or inaction) is reasonably likely to have a Material Adverse Effect and (B) each Pledgor will give the Collateral Agent at least five (5) Business Days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which is reasonably likely to have a Material Adverse Effect;

                  (ii) the Pledgors may receive and retain any and all dividends, interest or other distributions paid in respect of the Collateral to the extent permitted by the Purchase Agreements; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral, together with any dividend, distribution, interest or other payment which at the time of such dividend, distribution, interest or other payment was not permitted by the Purchase Agreements, shall be, and shall forthwith be delivered to the Collateral Agent to hold as, Collateral and shall, if received by any of the Pledgors, be received in trust for the benefit of the Collateral Agent, shall be segregated from the other property or funds of the Pledgors, and shall be forthwith delivered to the Collateral Agent in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Collateral and as further collateral security for the Obligations; and

                  (iii) the Collateral Agent will execute and deliver (or cause to be executed and delivered) to a Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 7(a) and to receive the dividends, distributions, interest and other payments which it is authorized to receive and retain pursuant to paragraph (ii) of this Section 7(a), in each case, to the extent that the Collateral Agent has possession of such Collateral.

            (b)   Upon the occurrence and during the continuance of an Event of
Default:

                  (i) all rights of each Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Section 7(a), and to receive the dividends, distributions, interest and other payments which it would otherwise be authorized to receive and retain pursuant to paragraph (ii) of this Section 7(a), shall cease, and all such rights shall thereupon become vested in the Collateral Agent which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends, distributions, interest and other payments;

                  (ii) without limiting the generality of the foregoing, the Collateral Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any issuer of the Collateral or upon the exercise by any issuer of the Collateral of any right, privilege or option pertaining to any Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer collateral agent, registrar or other designated collateral agent upon such terms and conditions as it may determine; and

                  (iii) all dividends, distributions, interest and other payments which are received by any Pledgor contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor, and shall be forthwith paid over to the Collateral Agent as Collateral in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Collateral and as further collateral security for the Obligations.

      SECTION 8. Additional Provisions Concerning the Collateral.

            (a) Each Pledgor hereby (i) authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to the Collateral, without the signature of such Pledgor where permitted by law, (ii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing or continuation statements, or amendments thereto, without the signature of such Pledgor prior to the date hereof and (iii) authorizes the Collateral Agent to execute any agreements, instruments or other documents in such Pledgor's name and to file such agreements, instruments or other documents to perfect, protect or enforce the security interest and Lien of the Collateral Agent in the Collateral or as provided under Article 8 or Article 9 of the Code in any appropriate filing office.

            (b) Each Pledgor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead and in its name or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of such Pledgor under Section 7(a) hereof), including, without limitation, to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of any Collateral and to give full discharge for the same. This power is coupled with an interest and is irrevocable until the termination of this Agreement in accordance with Section 13(e) hereof.

            (c) If any Pledgor fails to perform any agreement or obligation contained herein, the Collateral Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Collateral Agent incurred in connection therewith shall be jointly and severally payable by the Pledgors pursuant to Section 10 hereof and shall be secured by the Collateral.

            (d) Other than the exercise of reasonable care to assure the safe custody of the Collateral while held hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Collateral upon surrendering it or tendering surrender of it to any of the Pledgors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

            (e) The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession in accordance with Section 8(d) above and the accounting for monies actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

            (f) Upon the occurrence and during the continuation of any Event of Default, the Collateral Agent may at any time in its discretion (i) without notice to the Pledgors, transfer or register in the name of the Collateral Agent or any of its nominees any or all of the Collateral, subject only to the revocable rights of the Pledgors under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Collateral for certificates or instruments of smaller or larger denominations.

      SECTION 9. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

            (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable. The Pledgors agree that, to the extent notice of sale shall be required by law, at least ten (10) days' prior notice to any of the Pledgors of the time and place of any public sale or the time of any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) Each Pledgor recognizes that it may be impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for its own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended (the "SECURITIES ACT"). Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen (15) bona fide offerees shall be deemed to involve a "public disposition" for the purposes of Section 9-610 of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Collateral Agent may, in such event, bid for the purchase of such securities.

            (c) Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 10 hereof) by the Collateral Agent against, all or any part of the Obligations in such order as the Collateral Agent shall elect consistent with the provisions of the Purchase Agreements.

            (d) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent is legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in the Notes for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs and expenses of any attorneys employed by the Collateral Agent to collect such deficiency.

      SECTION 10. Indemnity and Expenses.

            (a) Each of the Pledgors, jointly and severally, hereby agrees to indemnify and hold the Collateral Agent (and all of its officers, directors, employees, attorneys, and consultants) harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees and disbursements of counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except such claims, losses or liabilities arising or resulting directly from such Person's gross negligence or willful misconduct as determined by a court of competent jurisdiction.

            (b) Each Pledgor shall be jointly and severally obligated for, and will upon demand pay to the Collateral Agent the reasonable amount of any and all out-of-pocket costs and expenses, including the reasonable fees and disbursements of the Collateral Agent's counsel and of any experts which the Collateral Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

      SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), sent by Federal Express or other recognized courier service (return receipt requested), telecopied or delivered, if to any Pledgor, to it at the address specified for the Company in the Purchase Agreements or if to the Collateral Agent, to it at the address specified in each Purchase Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (i) if sent by certified mail, postage prepaid, return receipt requested, when received or three (3) Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day or (iii) if delivered or sent by Federal Express or other recognized courier service (return receipt requested), upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

      SECTION 12. Security Interest Absolute. All rights of the Collateral Agent, all Liens and all obligations of each of the Pledgors hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Purchase Agreements or any other Transaction Document,
(ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Purchase Agreements or any other Transaction Document, (iii) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any of the Pledgors in respect of the Obligations (other than the Satisfaction in Full of the Obligations). All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

      SECTION 13. Miscellaneous.

            (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Pledgor and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgors therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (b) No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any other Transaction Document shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise hereof or thereof or the exercise of any other right. The rights and remedies of the Collateral Agent provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent under any Transaction Document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent to exercise any of its rights under any other Transaction Document against such party or against any other Person.

            (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            (d) This Agreement shall create a continuing security interest in and Lien on the Collateral and shall (i) remain in full force and effect until the termination of this Agreement in accordance with Section 13 (e) hereof and
(ii) be binding on the Pledgors and their respective successors and assigns and shall inure, together with all rights and remedies of the Collateral Agent, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Collateral Agent may assign or otherwise transfer its rights and obligations under this Agreement and any other Transaction Document to any other Person pursuant to the terms of the respective Transaction Document, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Collateral Agent shall mean the assignee of the Collateral Agent. None of the rights or obligations of any of the Pledgors hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer without such consent shall be null and void.

            (e)   Notwithstanding anything to the contrary in this Agreement,
(i) this Agreement (along with all powers of attorney granted hereunder) and the security interests and Lien created hereby shall terminate and all rights to the Collateral shall revert to the Pledgors upon the Satisfaction in Full of the Obligations, and (ii) the Collateral Agent will, upon each Pledgor's request and at each such Pledgor's expense, (A) return to such Pledgor such of the Collateral (to the extent delivered to the Collateral Agent) as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and
(B) execute and deliver to such Pledgor, without recourse, representation or warranty, such documents as such Pledgor shall reasonably request to evidence such termination.

            (f) The internal laws, and not the laws of conflicts, of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest and Lien created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the law of a jurisdiction other than the State of New York.

            (g) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in Manhattan or the Commercial Division, Civil Branch of the Supreme Court of the State of Yew York sitting in New York County in connection with any suit, action or proceeding directly or indirectly arising out of, under or in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby. No party to this Agreement may move to (i) transfer any such suit, action or proceeding brought in such New York court or federal court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in such New York court or federal court with a suit, action or proceeding in another jurisdiction or (iii) dismiss any such suit, action or proceeding brought in such New York court or federal court for the purpose of bringing the same in another jurisdiction. Each party to this Agreement agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Transaction Documents, in any New York court sitting in the County of New York or any federal court sitting in the Southern District of New York.

            (h) Each party irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Pledgor at its address provided herein, such service to become effective when received or 10 days after such mailing, whichever first occurs.

            (i) Nothing contained herein shall affect the right of any party Agent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any party or any property of any party in any other jurisdiction.

            (j) Each party irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

            (k) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR OTHER TRANSACTION DOCUMENTS.

            (l) The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            (m) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

            (n) All of the obligations of the Pledgors hereunder are joint and several. The Collateral Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Pledgors and shall not be required to proceed against all Pledgors jointly or seek payment from the Pledgors ratably. In addition, the Collateral Agent may, in its sole and absolute discretion, select the Collateral of any one or more of the Pledgors for sale or application to the Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of the Pledgors. The release or discharge of any Pledgor by the Collateral Agent shall not release or discharge any other Pledgor from the obligations of such Person hereunder.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                        RAPTOR NETWORKS TECHNOLOGY, INC., a
                                        Colorado corporation


                                        By: /s/ Thomas M. Wittenschlaeger
                                            ------------------------------------
                                            Name:  Thomas M. Wittenschlaeger
                                            Title: Chairman and Chief Executive
                                                   Officer


                                        RAPTOR NETWORKS TECHNOLOGY INC., a
                                        California corporation


                                        By: /s/ Thomas M. Wittenschlaeger
                                            ------------------------------------
                                            Name:  Thomas M. Wittenschlaeger
                                            Title: President


ACCEPTED BY:

CASTLERIGG MASTER INVESTMENTS LTD.

BY: SANDELL ASSET MANAGEMENT CORP.

By:  /s/ Timothy O'brien
   -------------------------------
Name:   Timothy O'Brien
Title:  Chief Financial Officer

                                     ANNEX I

                                       TO

                                PLEDGE AGREEMENT

                                PLEDGE AMENDMENT

      This Pledge Amendment, dated as of _________, 20__, is delivered pursuant to SECTION 4 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of March ___, 2008, made by [Pledgor] and certain of its affiliates in favor of CASTLERIGG MASTER INVESTMENTS LTD., as Collateral Agent for the Buyers (the "COLLATERAL AGENT"), as it may heretofore have been or hereafter may be amended or otherwise modified or supplemented from time to time and that the promissory notes [and/or] shares or other equity interests listed on this Pledge Amendment shall be hereby pledged and assigned to the Collateral Agent and become part of the Collateral referred to in such Pledge Agreement and shall secure all of the Obligations referred to in such Pledge Agreement.

                          PLEDGED SHARES



                                    NUMBER OF SHARES
                                    ----------------                CERTIFICATE
PLEDGOR      NAME OF ISSUER    OR OTHER EQUITY INTERESTS    CLASS     NO.(S)
-------      --------------    -------------------------    -----     ------


                                            [PLEDGOR]


                                            By: _______________________________
                                                Name:
                                                Title: